UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	June 15, 2004

Oracle Corporation
(Exact name of Registrant as Specified in its Charter)

Delaware	0-14376	94-2871189
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Oracle Parkway, Redwood City, California	94065
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code	(650) 506-7000

N/A
(Former Name or Former Address, if Changed Since Last Report)

Item 7.    Exhibits

99.1	Press Release dated June 15, 2004

Item 12.    Results of Operations and Financial Condition

On June 15, 2004, Oracle Corporation issued a press release announcing financial results for its fiscal fourth quarter and year ended May 31, 2004. A copy of this press release is furnished as Exhibit 99.1 to this report. This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of the company, whether made before or after the date of this report, regardless of any general incorporation language in the filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 15, 2004	By:	/s/ Jeffrey O. Henley
Jeffrey O. Henley Chairman of the Board of Directors, Executive Vice President and Chief Financial Officer

Exhibit Index

99.1	Press Release dated June 15, 2004